UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2013
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Forest City Enterprises, Inc.
(Exact name of registrant as specified in its charter)
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Ohio (State or other jurisdiction of incorporation or organization)	1-4372 (Commission File Number)	34-0863886 (I.R.S. Employer Identification No.)

Terminal Tower, 50 Public Square Suite 1100, Cleveland, Ohio		44113
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 216-621-6060

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On February 21, 2013, Forest City Rental Properties Corporation (“FCRPC”), a wholly owned subsidiary of Forest City Enterprises, Inc. (the “Company”), entered into a Fourth Amended and Restated Credit Agreement (“Credit Agreement”) with KeyBank National Association (“KeyBank”), as Administrative Agent, PNC Bank, National Association (“PNC”), as Syndication Agent, Bank of America, N.A. (“B of A”), as Documentation Agent, and the various banks party thereto (collectively, the “Banks”). The Credit Agreement amends, restates and replaces FCRPC's previous credit agreement dated March 30, 2011, as amended on July 13, 2011, in its entirety and includes the following material amendments:

    Extends the maturity date to three (3) years from February 21, 2013 and provides for a one (1) year extension upon the satisfaction of certain conditions in the Credit Agreement.

    Fixes the total borrowings available under the revolving line of credit at $465,000,000, subject to reserved commitments to be established, as applicable, on certain dates designated in the Credit Agreement and used to retire certain other indebtedness as approved by the Banks holding a stated percentage of the commitments.

    Provides the ability to increase the total borrowings available up to $500,000,000 upon satisfaction of certain conditions included in the Credit Agreement.

    Reduces the interest rate to 3.50% over LIBOR with no LIBOR floor.

    Increases the FCRPC debt yield covenant after the end of FCRPC's 2013 fiscal year to 9.25% during its 2014 fiscal year and 9.50% thereafter.

    Permits FCRPC and any of its subsidiaries to be party to intercompany loans between such entities subject to restrictions on the ability to pledge or assign such loans as collateral to secure indebtedness to other lenders (other than Debt, as defined in the Credit Agreement) and KeyBank's consent under certain circumstances more fully described in the Credit Agreement, and provided that any intercompany loans owed by FCRPC are subordinate in all respects to FCRPC's Debt to the Banks.

In connection with the Credit Agreement, the Company entered into a Fourth Amended and Restated Guaranty of Payment of Debt (“Guaranty”) for the benefit of KeyBank, PNC, B of A and the Banks. The Guaranty restates and replaces the Company's previous guaranty agreement dated March 30, 2011, as amended on July 13, 2011, in its entirety and includes the following material amendments:

    Makes certain conforming changes to the Guaranty necessitated by the Credit Agreement.

    Upon satisfaction of certain conditions, permits the Company to retire, in cash, the Company's outstanding 7.625% Senior Notes due 2015 (the “2015 Senior Notes”) in an amount not in excess of par and prior to the stated maturity date of the 2015 Senior Notes. Any such retirement of the 2015 Senior Notes shall reduce the permitted amount of senior notes that may be retired at a discount to par in the amount equal to the principal amount of 2015 Senior Notes so retired.

    Permits the Company to convert, exchange or retire its senior notes and preferred stock prior to any applicable maturity date for shares of the Company's Class A Common Stock, par value $0.33 1/3 (“Class A Common Stock”), cash consideration not exceeding $36,937,000 in the aggregate for all such conversions, exchanges and retirements (“permitted cash consideration”) and cash payments in lieu of issuing fractional shares of Class A Common Stock and for interest or dividends that would otherwise be payable to holders if such senior notes or preferred stock were converted pursuant to their terms. Any cash payment in lieu of issuing fractional shares or for interest or dividends, as referenced in the preceding sentence, shall not reduce the permitted cash consideration.

    Upon the satisfaction of certain conditions, permits the Company to repurchase up to $100,000,000 of Class A Common Stock.

    Increases the limit on permitted guaranties by the Company to $25,000,000.

    Permits the Company and any of its subsidiaries (excluding FCRPC and FCRPC's subsidiaries, the “Restricted Companies”) to be party to intercompany loans between Restricted Companies, subject to restrictions on the ability to pledge or assign such loans as collateral to secure indebtedness to other lenders (other than Debt, as defined in the Credit Agreement) and KeyBank's consent under certain circumstances more fully described in the Guaranty.

In connection with entering into the Credit Agreement, FCRPC entered into a Second Amendment to Pledge Agreement (“Second Amendment”) with KeyBank, as Agent for itself and the Banks. The Second Amendment amends the Company's existing pledge agreement, dated January 29, 2010, as amended on March 30, 2011 (the “Pledge Agreement”), and makes certain updates and conforming changes to the Pledge Agreement necessitated by the Credit Agreement.

Certain of the Banks and their affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

The Credit Agreement, Guaranty and Second Amendment are included as Exhibits 10.1, 10.2 and 10.3, respectively. The foregoing discussion of the terms of the Credit Agreement, Guaranty and Second Amendment is qualified in its entirety by reference to the full text of those exhibits.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is included in Item 1.01 above and is incorporated by reference herein.

FCRPC's debt to the Banks is subject to acceleration by the Banks upon the occurrence of certain “events of default” as more fully set forth in the Credit Agreement

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number		Description
10.1	—
Fourth Amended and Restated Credit Agreement, dated as of February 21, 2013, by and among Forest City Rental Properties Corporation, as Borrower, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and the banks named therein.

10.2	—
Fourth Amended and Restated Guaranty of Payment of Debt, dated as of February 21, 2013, by and among Forest City Enterprises, Inc., as Guarantor, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and the banks named therein.

10.3	—	Second Amendment to Pledge Agreement, dated as of February 21, 2013, by Forest City Rental Properties Corporation to KeyBank National Association, as Agent for itself and the other banks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREST CITY ENTERPRISES, INC.

		By:	/s/ ROBERT G. O'BRIEN
		Name:	Robert G. O’Brien
		Title:	Executive Vice President and
Chief Financial Officer
Date:	February 26, 2013

EXHIBIT INDEX

Exhibit Number		Description
10.1	—
Fourth Amended and Restated Credit Agreement, dated as of February 21, 2013, by and among Forest City Rental Properties Corporation, as Borrower, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and the banks named therein.

10.2	—
Fourth Amended and Restated Guaranty of Payment of Debt, dated as of February 21, 2013, by and among Forest City Enterprises, Inc., as Guarantor, KeyBank National Association, as Administrative Agent, PNC Bank, National Association, as Syndication Agent, Bank of America, N.A., as Documentation Agent and the banks named therein.

10.3	—	Second Amendment to Pledge Agreement, dated as of February 21, 2013, by Forest City Rental Properties Corporation to KeyBank National Association, as Agent for itself and the other banks.